UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 9, 2024

THE ODP CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	85-1457062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of Principal Executive Offices)	(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Max Hood and Adam Haggard as Co-Chief Financial Officers

On December 12, 2024, The ODP Corporation (the “Company”) announced the appointment of Max Hood, the Company’s Senior Vice President, Chief Accounting Officer & Controller, and Adam Haggard, the Company’s Senior Vice President – Financial Planning & Analysis (“FP&A”), to each serve as the Company’s Co-Chief Financial Officers and co-principal financial officers. Mr. Hood will continue to serve as the Company’s principal accounting officer.

Biographical information about Mr. Hood, age 46, required by Item 5.02(c) of Form 8-K is included in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 28, 2024 under “Who Manages Our Business - Information About Our Executive Officers”, and such information is incorporated herein by reference. There is no family relationship between Mr. Hood and any director or executive officer of the Company, and Mr. Hood does not have a direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K. Further, there are no arrangements or understandings between Mr. Hood and any other persons pursuant to which he was selected as the Company’s Co-Chief Financial Officer and co-principal financial officer.

Mr. Haggard, age 45, has been with the Company for more than 20 years in various roles in the Accounting and Finance departments. His most recent positions have been Senior Vice President of FP&A, preceded by his tenures as Vice President of FP&A and Real Estate Development, Vice President of FP&A, and Senior Director of Retail Real Estate and Supply Chain. Prior to joining the Company, Mr. Haggard began his career at a mid-sized auditing firm. There is no family relationship between Mr. Haggard and any director or executive officer of the Company, and Mr. Haggard does not have a direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K. Further, there are no arrangements or understandings between Mr. Haggard and any other persons pursuant to which he was selected as the Company’s Co-Chief Financial Officer and co-principal financial officer.

Description of Agreements with Mr. Hood and Mr. Haggard

Letter Agreements between the Company and Mr. Hood and between the Company and Mr. Haggard

The Company entered into a Letter Agreement with each of Mr. Hood and Mr. Haggard (the “Letter Agreements”), which sets forth the terms of their employment with the Company as Co-Chief Financial Officers and have substantially identical terms, each effective as of December 9, 2024.

This summary of the Letter Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Letter Agreements filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K which is incorporated herein by reference.

Base Salary. Mr. Hood and Mr. Haggard will each receive an annual base salary of $400,000.

Bonus Eligibility. Mr. Hood and Mr. Haggard will each be eligible to receive an annual target bonus equal to 60% of their annual eligible earnings, subject to the terms and conditions of the Office Depot, Inc. Corporate Annual Bonus Plan, which was previously filed by the Company on June 22, 2015.

Long-Term Incentive Program. Mr. Hood and Mr. Haggard will each be eligible to receive awards with an aggregate grant date value equal to $450,000 under the Company’s 2021 Long-Term Incentive Plan, which was previously filed by the Company on March 12, 2021 (the “LTIP”), at the time of the annual LTIP awards in 2025. These awards will be delivered in the form determined by the Compensation & Talent Committee of the Company’s Board of Directors, for similarly situated executives and will be subject to the terms and conditions of the LTIP and the applicable award agreements, which will be consistent with the award agreements applicable to similarly situated executives.

Clawback Provisions. Any incentive-based compensation or other amounts paid to Mr. Hood or Mr. Haggard pursuant to any and all agreements or arrangements with the Company will be subject to clawback under any applicable Company clawback policy (including any such policy adopted by the Company pursuant to applicable law, government regulation or stock exchange listing requirement).

Change in Control Agreement. Mr. Hood and Mr. Haggard will each be eligible to participate in the Company’s Executive Change in Control Severance Plan, a form of which was previously filed by the Company on August 7, 2014 and amended on August 10, 2020, which provides for severance in the event that Mr. Hood or Mr. Haggard is involuntarily terminated following a Change in Control, as defined therein, each at the Tier 2 level.

Termination of Employment. If either Mr. Hood or Mr. Haggard is terminated by the Company without Cause (as defined in the applicable Letter Agreement), then the Company will pay to Mr. Hood or Mr. Haggard, as applicable, the following as severance benefits:

(i)	15 months of base salary at the rate in effect on the date of employment termination,

(ii)

15 times the difference between the Company’s monthly COBRA charge on the date of employment termination for the type of Company-provided group health plan coverage in effect for Mr. Hood or Mr. Haggard on that date and the applicable active employee charge for such coverage,

(iii)

a bonus calculated based on actual performance under the Company’s annual bonus plan for the Company’s fiscal year in which the employment termination occurs, and the eligible earnings paid in the fiscal year in which the employment termination occurs, and

(iv)	any earned but unpaid annual bonus for the completed fiscal year preceding the fiscal year of termination.

Miscellaneous. Mr. Hood and Mr. Haggard will each be eligible to participate in the Company’s Executive Car Allowance Program in accordance with its terms, as the terms may be amended from time to time (currently, a bi-weekly car allowance of $400).

Mr. Hood’s and Mr. Haggard’s employment with the Company is also subject to their execution of the Company’s Associate Non-Competition, Confidentiality and Non-Solicitation Agreement (the “Associate Agreement”), which contains customary covenants regarding confidentiality, non-disclosure, non-competition, non-solicitation, non-disparagement, and proprietary rights, including a non-compete period of the greater of (i) six months after the end of employment or (ii) the period of time following the end of employment during which the Company pays severance and a non-solicitation period of 12 months prohibiting the solicitation of Company customers and employees.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Letter Agreement between the Company and Max Hood

10.2	Letter Agreement between the Company and Adam Haggard

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ODP CORPORATION

Date: December 12, 2024	/s/ Sarah E. Hlavinka
	Name:	Sarah E. Hlavinka
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

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